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                                                                    EXHIBIT 23.1

                                                                 [ANDERSEN LOGO]


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report on the consolidated financial statements of Encore Acquisition Company for the year ended December 31, 2001, included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 (File No. 333-83766).

/s/ ARTHUR ANDERSEN LLP

Dallas, Texas
  March 15, 2002